UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)  of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2017 (October 10, 2017)

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 646-4100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 3.03   Material Modification to Rights of Security Holders

The information set forth under Item 5.03 of this Current Report is incorporated by reference into this Item 3.03.

ITEM 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 10, 2017, Plains All American Pipeline, L.P. (the “Partnership”) closed its previously announced underwritten public offering of 800,000 6.125% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests in the Partnership (the “Series B Preferred Units”) at a price to the public of $1,000 per Series B Preferred Unit. In connection with the issuance of the Series B Preferred Units, on and effective as of October 10, 2017, PAA GP LLC, the general partner of the Partnership executed the Seventh Amended and Restated Agreement of Limited Partnership of the Partnership (the “Seventh A&R Partnership Agreement”) to, among other things, authorize and establish the rights, preferences and privileges of the Series B Preferred Units.

A summary of the rights, preferences and privileges of the Series B Preferred Units and other material terms and conditions of the Seventh A&R Partnership Agreement is set forth in the in the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2017 (the “Signing 8-K”), and is incorporated into this report by reference.

The foregoing description of the Seventh A&R Partnership Agreement, including the summary of the rights, preferences and privileges of the Series B Preferred Units and other material terms and conditions of the Seventh A&R Partnership Agreement set forth in the Signing 8-K, is qualified in its entirety by reference to the full text of the Seventh A&R Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1	Seventh Amended and Restated Agreement of Limited Partnership of Plains All American Pipeline, L.P., dated as of October 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

	By:	PAA GP LLC, its general partner

	By:	PLAINS AAP, L.P., its sole member

	By:	PLAINS ALL AMERICAN GP LLC,
its general partner

	By:	/s/ Richard McGee
	Name:	Richard McGee
	Title:	Executive Vice President, General Counsel and Secretary

Date: October 12, 2017